UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2019

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

30930 Russell Ranch Road, Suite 300 Westlake Village, California	91362
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2019, MannKind Corporation (the “Company”) and MannKind LLC, the Company’s wholly owned subsidiary, entered into an Exchange Agreement (the “Exchange Agreement”) with Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P. (collectively, “Deerfield”) pursuant to which the Company agreed to, among other things, (i) repay $2,420,000.08 aggregate principal amount under the 9.75% Senior Convertible Notes due 2019 held by Deerfield (the “Tranche 4 Notes”) and pay accrued and unpaid interest on the entire principal amount of the Tranche 4 Notes that had been outstanding, and (ii) issue an aggregate of 1,514,423 shares of the Company’s common stock (the “Exchange Shares”) to Deerfield in exchange for $1,574,999.92 aggregate principal amount of Tranche 4 Notes. The exchange price per Exchange Share is $1.04, which was the closing price of the Company’s common stock on July 17, 2019 as reported on the Nasdaq Stock Market. The principal amount being repaid and exchanged under the Tranche 4 Notes represents the principal amount that would have otherwise become due and payable on July 18, 2019 under the Tranche 4 Notes.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement, a copy of which is attached as Exhibit 99.1 to this report.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated by reference into this Item 3.02. The Company relied on the exemption from registration contained in Section 3(a)(9) of the Securities Act of 1933, as amended, for the issuance of the Exchange Shares.

Item 8.01	Other Events.

On July 18, 2019, the Company repurchased for $433,333.42 a warrant to acquire 3,333,334 shares of the Company’s common stock (the “Warrant”), originally issued to the holder thereof on December 26, 2018.   The Warrant had an exercise price of $1.60 per share and an expiration date of December 26, 2019. Following the repurchase of the Warrant, the Warrant was cancelled and is no longer issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Exchange Agreement, dated July 18, 2019, by and among MannKind Corporation, MannKind LLC, Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION

Dated: July 18, 2019	By:	/s/ David Thomson
David Thomson, Ph.D., J.D.
Corporate Vice President, General Counsel and Secretary